UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2024

Marathon Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 Town and Country Boulevard, Houston, Texas	77024-2217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Underwriting Agreement

On March 26, 2024, Marathon Oil Corporation (“MRO” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which it agreed to offer to the public $600,000,000 aggregate principal amount of its 5.300% Senior Notes due 2029 (the “2029 Notes”) and $600,000,000 aggregate principal amount of its 5.700% Senior Notes due 2034 (the “2034 Notes,” and, together with the 2029 Notes, the “Notes”) under its automatic shelf registration statement on Form S-3 (No. 333-269135), which was filed and deemed automatically effective by the Securities and Exchange Commission (the “SEC”) on January 5, 2023. The aggregate proceeds from the offering, net of the Underwriters’ discounts and the Company’s offering expenses, will be used, together with cash on hand, to fund the repayment in full of outstanding borrowings under the Company’s term loan facility.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and other customary obligations of the parties and termination provisions. The Underwriting Agreement also provides for the indemnification by the Company of the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The Underwriters and their respective affiliates are full-service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, consulting, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Certain of the Underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to the Company and to persons and entities with relationships with the Company for which they received or will receive customary fees and expenses. In particular, certain of the Underwriters or their respective affiliates are administrative agents, documentation agents, syndication agents, issuing banks, arrangers, bookrunners and/or lenders under the Company’s credit facilities, including the term loan facility that will be repaid with the net proceeds from the offering. Certain of the Underwriters or their affiliates that have a lending relationship with the Company routinely hedge, and certain other of those Underwriters or their affiliates may hedge, their credit exposure to the Company consistent with their customary risk management policies. An affiliate of one of the Underwriters, BNY Mellon Capital Markets, LLC, is the trustee for the Notes.

Indenture and Notes

On March 28, 2024, the Company completed the public offering of the Notes. The Notes were issued pursuant to an Indenture, dated February 26, 2002, between the Company and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as trustee, relating to the Company’s senior debt securities (the “Indenture”). Each series of Notes is unsecured, unsubordinated obligations of the Company and rank equally with all of its existing and future unsecured and unsubordinated indebtedness. The terms of the 2029 Notes (the “Terms of the 2029 Notes”) and the terms of the 2034 Notes (the “Terms of the 2034 Notes,” and, together with the Terms of the 2029 Notes, the “Terms of the Notes”) were set forth in an officers’ certificate, dated March 28, 2024, delivered pursuant to the Indenture.

The Company will pay interest on the Notes on April 1 and October 1 of each year, beginning on October 1, 2024. The 2029 Notes will mature on April 1, 2029 and the 2034 Notes will mature on April 1, 2034. The Company may redeem some or all of the Notes at any time at the redemption prices set forth in each respective Terms of the Notes.

The foregoing descriptions of the Terms of the Notes and the form of the Notes do not purport to be complete and are qualified in their entirety by reference to the complete terms and conditions of the Indenture, the 2029 Terms of the Notes, the 2034 Terms of the Notes, the form of the 2029 Notes included in the 2029 Terms of the Notes and the form of 2034 Notes included in the 2034 Terms of the Notes, as applicable, which are filed as Exhibit 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 under the caption “Indenture and Notes” is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On March 26, 2024, the Company, issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided in this Item 7.01 shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act or the Exchange Act, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement by and among Marathon Oil Corporation, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, dated March 26, 2024.

4.1	Indenture dated February 26, 2002 between Marathon Oil Corporation and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon Oil Corporation (incorporated by reference to Exhibit 4.2 to Marathon Oil Corporation’s Annual Report on Form 10-K filed February 28, 2014).

4.2	Terms of 5.300% Senior Notes due 2029.

4.3	Terms of 5.700% Senior Notes due 2034.

4.4	Form of Senior Notes due 2029 (included in Exhibit 4.2).

4.5	Form of Senior Notes due 2034 (included in Exhibit 4.3).

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

99.1	Press release of Marathon Oil Corporation, dated March 26, 2024.

104	Cover Page Interactive Data File within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 28, 2024		Marathon Oil Corporation

	By:	/s/ Rob L. White
	Name:	Rob L. White
	Title:	Vice President, Controller and Chief Accounting Officer